U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported) August 21, 2011

                         Commission File No. 333.136247


                           DOMARK INTERNATIONAL, INC.
        (Exact name of small business issuer as specified in its charter)

                                     Nevada
         (State or other jurisdiction of incorporation or organization)

                                   20-4647578
                        (IRS Employer Identification No.)

                        254 S Ronald Reagan Blvd, Ste 134
                             Longwood, Florida 32750
                    (Address of principal executive offices)

                                  877-700-7369
                           (Issuer's telephone number)

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 21, 2011, Domark International, Inc. (the "Company") entered into an Asset Purchase Agreement to acquire all of the assets of USPT, LLC., which owns and operates The US Putting Tour Championship. www.usputtingtour.com.

A copy of the Asset Purchase Agreement is filed herewith as Exhibit 10.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.                         Description
-----------                         -----------

   10.1         Asset Purchase Agreement between Domark International, Inc. and
                USPT, LLC.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         DOMARK INTERNATIONAL, INC.


Date: August 22, 2011                    By: /s/ R. Thomas Kidd
                                             ----------------------------------
                                             R. Thomas Kidd
                                             Chief Executive Officer

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